FTGT *PA1

                        SUPPLEMENT DATED JANUARY 27, 1999
                              TO THE PROSPECTUS OF
                 FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The Hard Currency Fund offers two classes of shares: Class A and Advisor Class. Before January 1, 1999, Class A shares were designated Class I. All references in the prospectus to Class I shares are replaced with Class A.

II. On August 25, 1998, the German Government Fund liquidated its assets and distributed the proceeds to shareholders. All references to this Fund in the prospectus are deleted.

III. The following is added under "What Are the Risks of Investing in the Fund?":

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

     Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If an issuer in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the price of the Fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

     EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

IV. The following replaces the second paragraph under "Investment Managers" in the section "Who Manages the Fund?":

     Under an agreement with Advisers, Investment Counsel, through its Templeton Global Bond Managers division ("Global Bond Managers"), is the sub-advisor of the Fund. A team of Global Bond Managers provides Advisers with investment management advice and assistance.


V. The following replaces the section "Management Team" under "Who Manages the Fund?":

     The day-to-day portfolio management of the fund is provided by a team from Global Bond Managers.

     Charles E. Johnson, a Vice President of Advisers, supervises the implementation of the Fund's portfolio investment policies. He holds a BA in economics from the University of California and a MBA from Harvard. He joined the Franklin Templeton Group in 1981.

VI. In the section "Who Manages the Fund?", the following is added after the "Administrative Services" section:

     YEAR 2000 PROBLEM. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and Advisers may have no control.

VII. Under "How Do I Buy Shares?",

     (a) in step 2 under "Opening Your Account," the minimum investment to add to your account is changed from $25 to $50.

     (b) and the section "How Do I Buy Shares in Connection with Retirement Plans?" is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

VIII. Under "May I Exchange Shares for Shares of Another Fund?",

     (a) the second item in the section "Exchange Restrictions" is replaced with the following:

     o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

     (b) and the following new item is added under "Exchange Restrictions":

     o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IX. In the "By Phone" section of the chart under "How Do I Sell Shares?",

    (a) the first bulleted item is replaced with the following:

     o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

    (b) and the third bulleted item is deleted.

X. Under "What Distributions Might I Receive From the Fund?", the first three paragraphs are replaced with the following:

     The Fund intends to pay a dividend quarterly in March, June, September and December representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

     To receive a dividend, you must be a shareholder on the record date. The record dates for the Fund's dividends will vary. Please keep in mind that if you invest a large amount in the Fund shortly before the record date of a dividend, you will receive some of your investment back in the form of that dividend and it will be a taxable distribution. If you would like information on upcoming record dates for the Fund's dividends, please call 1-800/DIAL BEN.

XI.  Under "Transaction Procedures and Special Requirements,"

(a)  the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the Fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

     (d) and the section "Keeping Your Account Open" is replaced with the following:

     KEEPING YOUR ACCOUNT OPEN

     Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

XII. In the "Useful Terms and Definitions" section, the following definitions are revised:

     MAJOR CURRENCIES - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the Euro, European Currency Unit ("ECU"), French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

     NON-MAJOR CURRENCIES - As used in this prospectus, all currencies that are not identified as Major Currencies.


                Please keep this supplement for future reference.